UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-5384

Date of fiscal year end: August 31, 2008

Date of reporting period: February 29, 2008

Item 1. Report to Stockholders.

Semi-Annual Report

Geneva Advisors All Cap Growth

Fund

February 29, 2008

Retail Class

Institutional Class

Investment Advisor

Geneva Investment Management of Chicago, LLC

181 W. Madison, Suite 3575

Chicago, IL 60602

Phone: 1-877-343-6382

Semi-Annual Shareholder Report

April 10, 2008

Dear Shareholders,

Thank you for investing in our fund. We would like to introduce the first semi-annual letter of the Geneva Advisors All Cap Growth Fund.

During the first quarter of 2008 global equity markets were negatively affected by credit market seizures. Fallout from the subprime crisis that began in mid-2007 accelerated into 2008 as a wave of delevering caused a flight from global equities. The acuity of the credit crunch surpassed expectations and historical precedents as illiquidity gripped even those markets traditionally viewed as havens of liquidity. Capital strains were exacerbated across global markets as the need for capital exponentially built into a flurry. In an effort to raise capital sellers flooded markets driving further price declines. Risk, whether real or perceived, was aggressively repriced during the quarter.

This first quarter of 2008 was difficult because fear and panic seized markets and price movements often did not reflect fundamentals. Our convictions were tested as we navigated an uncertain and frail capital markets environment. Performance for the fiscal quarter ended February 29th, 2008 was -15.07% for institutional shares and -15.13% for retail shares versus a return of -9.88% for the Russell 3000 Growth Index. For the period ended February 29, 2008 and since inception (9/28/07), retail and institutional shares have returned -9.55% and -9.70%, respectively. Our negative relative performance resulted from pull backs in many of our 2007 best performers as the better a stock had performed in 2007 the harder it seemed to fall in 2008. We believe these pullbacks are not indicative of portfolio company fundamentals, but market driven reactions to the credit crisis.

We believe that strong global growth trends remain driving energy, materials, technology and industrials, but recognize that a US consumer led slowdown will have a global impact. While it is true that the global economy has decoupled from the US, the degree of the decoupling is debatable. Evidence of declining global growth should provide some commodity price relief, but such evidence is yet to surface. We remain bullish on healthcare and believe continued uncertainty mixed with contradictory economic data will favor quality growth names with defensive market positions. Data is starting to indicate a US slowdown and what remains uncertain is the depth and duration of the slowdown. We are cautiously optimistic on financials with minimal legacy credit exposure. The demise of Bear Stearns may mark the bottom of this credit crisis as most of the bad news related to the mortgage market is known, but what remains uncertain is the extent to which credit problems outside of residential real estate may germinate.

More negative headlines, mixed economic data and skepticism will likely dominate at least the first half of 2008. While we remain cautious on the near-term strength of the US we are optimistic on the prospects of the global economy. Although we anticipate a modest global slowdown, we believe our portfolio is positioned to potentially take advantage of the pockets of strength that exist throughout the global economy.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The Geneva Advisors All Cap Growth Fund may invest in Mid-, Small-, or Micro-cap companies which involve additional risks such as limited liquidity and greater volatility. The fund may invest in ADR’s, in foreign securities and emerging markets which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

The Geneva All Cap Growth Fund is distributed by Quasar Distributors, LLC (4/08)

Geneva Advisors All Cap Growth Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/28/07 - 2/29/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retail Class
	Beginning Account Value 9/28/07	Ending Account Value 2/29/08	Expenses Paid During Period 9/28/07 - 2/29/08*
Actual	$1,000.00	$903.00	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,014.54	$6.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 155/366 to reflect the period since commencement of operations.

	Institutional Class
	Beginning Account Value 9/28/07	Ending Account Value 2/29/08	Expenses Paid During Period 9/28/07 - 2/29/08*
Actual	$1,000.00	$904.50	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$5.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 155/366 to reflect the period since commencement of operations.

Geneva Advisors All Cap Growth Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. The Fund’s investment strategy focuses on individual stock selection that takes into consideration the stock’s industry group. Using quantitative and qualitative measures established by the Adviser, the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks. The Fund’s sector breakdown as of February 29, 2008 is shown below.

Geneva Advisors All Cap Growth Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of February 29, 2008

	Three Months	Since Inception (9/28/07)
Retail Class	-15.13%	-9.70%
Institutional Class	-15.07%	-9.55%
S&P 500 Index	-9.68%	-12.08%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 9 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

Geneva Advisors All Cap Growth Fund

Investment Highlights (Unaudited) (Continued)

One cannot invest directly in an index. Sector allocations are subject to change.

Geneva Advisors All Cap Growth Fund

Schedule of Investments

February 29, 2008

	Shares	Value
COMMON STOCKS 96.77%
Aerospace & Defense 2.58%
Precision Castparts Corp.	2,620	$289,222

Air Freight & Logistics 2.75%
CH Robinson Worldwide, Inc.	6,069	308,123

Capital Markets 6.22%
BlackRock, Inc.	2,159	417,227
The Goldman Sachs Group, Inc.	1,651	280,059

Total Capital Markets		697,286

Chemicals 5.57%
Monsanto Co.	2,950	341,256
Potash Corp.	1,784	283,478

Total Chemicals		624,734

Commercial Banks 2.96%
HDFC Bank Ltd. ADR	3,039	331,585

Commercial Services & Supplies 3.08%
Stericycle, Inc.(a)	6,417	345,812

Communications Equipment 2.76%
Research In Motion Ltd.(a)	2,985	309,843

Computers & Peripherals 2.62%
Apple Computer, Inc.(a)	2,348	293,547

Construction & Engineering 1.98%
Foster Wheeler Ltd.(a)	3,395	222,203

Diversified Consumer Services 4.70%
Capella Education Company(a)	5,641	297,337
New Oriental Education & Technology Group, Inc. - ADR(a)	3,680	229,448

Total Diversified Consumer Services		526,785

Diversified Financial Services 4.28%
CME Group, Inc.	672	344,938
MSCI, Inc.(a)	4,555	135,420

Total Diversified Financial Services		480,358

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund

Schedule of Investments (Continued)

February 29, 2008

	Shares	Value
Energy Equipment & Services 8.47%
Core Laboratories NV(a)	2,966	$360,666
FMC Technologies, Inc.(a)	3,604	204,203
Schlumberger Ltd.	4,452	384,875

Total Energy Equipment & Services		949,744

Health Care Equipment & Supplies 14.09%
Alcon, Inc.	3,024	437,664
Hologic, Inc.(a)	4,391	264,821
Idexx Laboratories, Inc.(a)	4,225	234,361
Intuitive Surgical, Inc.(a)	959	270,361
Stryker Corp.	5,720	372,429

Total Health Care Equipment & Supplies		1,579,636

Hotels, Restaurants & Leisure 5.75%
Chipotle Mexican Grill, Inc.(a)	2,869	284,892
Las Vegas Sands Corp.(a)	4,322	360,022

Total Hotels, Restaurants & Leisure		644,914

Internet Software & Services 4.55%
Baidu.com - ADR(a)	953	239,518
Google, Inc.(a)	574	270,457

Total Internet Software & Services		509,975

IT Services 2.96%
Mastercard, Inc.	1,746	331,740

Life Sciences Tools & Services 4.53%
Covance, Inc.(a)	4,223	356,463
Icon Plc - ADR(a)	2,285	151,039

Total Life Sciences Tools & Services		507,502

Media 3.39%
Morningstar, Inc.(a)	5,841	380,775

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund

Schedule of Investments (Continued)

February 29, 2008

	Shares	Value
Oil, Gas & Consumable Fuels 4.51%
Range Resources Corp.	3,775	$230,955
Ultra Petroleum Corp.(a)	3,503	274,880

Total Oil, Gas & Consumable Fuels		505,835

Pharmaceuticals 2.46%
Allergan, Inc.	4,652	275,538

Software 2.07%
Ultimate Software Group, Inc.(a)	8,504	231,819

Specialty Retail 1.42%
Gamestop Corp.(a)	3,754	159,019

Wireless Telecommunication Services 3.07%
America Movil SA de CV - ADR	5,703	344,803

TOTAL COMMON STOCKS (Cost $11,643,725)		10,850,798

	Principal Amount
SHORT TERM INVESTMENTS 3.28%
Fidelity Government Portfolio - I 3.380%(b)	$367,568	367,568

TOTAL SHORT TERM INVESTMENTS (Cost $367,568)		367,568

Total Investments (Cost $12,011,293) 100.05%		11,218,366
Liabilities in Excess of Other Assets (0.05)%		(5,569)

TOTAL NET ASSETS 100.00%		$11,212,797

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Variable Rate

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund

Statement of Assets & Liabilities

February 29, 2008 (Unaudited)

ASSETS
Investments, at value (cost $12,011,293)	$11,218,366
Receivable for investments sold	84,252
Receivable from Adviser	10,560
Dividends and interest receivable	3,378
Receivable for Fund shares sold	2,205

TOTAL ASSETS	11,318,761

LIABILITIES
Payable for Fund shares redeemed	78,886
Payable to affiliates	14,685
Payable for distribution fees	989
Accrued expenses and other liabilities	11,404

TOTAL LIABILITIES	105,964

NET ASSETS	$11,212,797

Net assets consist of:
Paid in capital	$12,797,613
Undistributed net investment loss	(25,272)
Undistributed net realized loss	(766,617)
Net unrealized appreciation (depreciation) on:
Investments	(792,927)

NET ASSETS	$11,212,797

RETAIL CLASS SHARES
Net assets	$1,313,069
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	72,713
Net asset value and redemption price	$18.06

INSTITUTIONAL CLASS SHARES
Net assets	$9,899,728
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	547,383
Net asset value, redemption price and offering price per share	$18.09

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund

Statement of Operations

For the Period Ended February 29, 2008 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$6,942
Interest income	15,288

TOTAL INVESTMENT INCOME	22,230

EXPENSES
Investment advisory fees	46,512
Transfer agent fees and expenses	16,933
Administration fees	14,840
Federal and state registration fees	14,452
Fund accounting fees	12,404
Audit and tax fees	9,192
Reports to shareholders	4,448
Legal fees	3,400
Custody fees	2,712
Trustees’ fees and related expenses	1,644
Other expenses	2,444
Distribution fees - Retail Class	989
Miscellaneous fees	1,175

TOTAL EXPENSES	131,145
Less waivers by Advisor	(83,643)

NET EXPENSES	47,502

NET INVESTMENT LOSS	(25,272)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(766,617)
Net change in unrealized depreciation on investments	(792,927)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,559,544)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,584,816)

(1)	Net of $33 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund

Statement of Changes in Net Assets

Period Ended February 29, 2008(1) (Unaudited)

FROM OPERATIONS
Net investment loss	$(25,272)
Net realized loss on investments	(766,617)
Net change in unrealized appreciation/(depreciation) on investments	(792,927)

Net decrease in net assets from operations	(1,584,816)

FROM CAPITAL SHARE TRANSACTIONS
Shares sold - Retail Class	1,505,362
Shares sold - Institutional Class	12,594,842
Shares redeemed - Retail Class(2)	(26,260)
Shares redeemed - Institutional Class(3)	(1,276,331)

Net increase in net assets from capital share transactions	12,797,613

TOTAL INCREASE IN NET ASSETS	11,212,797

NET ASSETS:
Beginning of Period	—

End of Period	$11,212,797

UNDISTRIBUTED NET INVESTMENT LOSS:	$(25,272)

(1)	Fund commenced operations on September 28, 2007.
(2)	Net of redemption fees of $93.
(3)	Net of redemption fees of $819.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund - Retail Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended February 29, 2008(1) (Unaudited)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.08	)(2)
Net realized and unrealized loss on investments	(1.86)

Total from investment operations	(1.94)

Net Asset Value, End of Period	$18.06

Total return(3)	(9.70)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,313
Ratio of expenses to average net assets before waiver and reimbursements(4)	3.72%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.50%
Ratio of net investment loss to average net assets before waiver and reimbursements(4)	(3.15)%
Ratio of net investment loss to average net assets after waiver and reimbursements(4)	(0.93)%
Portfolio turnover rate(3)	31.64%

(1)	Fund commenced operations on September 28, 2007.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended February 29, 2008(1) (Unaudited)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.05	)(2)
Net realized and unrealized loss on investments	(1.86)

Total from investment operations	(1.91)

Net Asset Value, End of Period	$18.09

Total return(3)	(9.55)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$9,900
Ratio of expenses to average net assets before waiver and reimbursements(4)	3.50%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.25%
Ratio of net investment loss to average net assets before waiver and reimbursements(4)	(2.90)%
Ratio of net investment loss to average net assets after waiver and reimbursements(4)	(0.65)%
Portfolio turnover rate(3)	31.64%

(1)	Fund commenced operations on September 28, 2007.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund

Notes to Financial Statements

February 29, 2008 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Geneva Advisors All Cap Growth Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated two classes of Fund shares: Retail Class and Institutional Class. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Fund became effective and commenced operations on September 28, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Geneva Investment Management of Chicago, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 2.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $93 and $819 were charged by the Fund during the period ended February 29, 2008 for the Retail and Institutional classes respectively.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(h)	New Accounting Pronouncements

Effective August 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or result of operations.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(3)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay

Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Retail Class shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares. During the period ended February 29, 2008, the Fund accrued expenses of $989, pursuant to the 12b-1 Plan.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.50% and 1.25% of the Fund’s average daily net assets—Retail Class and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the period ended February 29, 2008, expenses of $83,643 were waived by the Adviser from the Fund.

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Retail Shares	Period Ended February 29, 2008
Shares Sold	74,114
Shares issued to holders in reinvestment of distribution	—
Shares Redeemed	(1,401)

Net Increase	72,713

Institutional Class Shares	Period Ended February 29, 2008
Shares Sold	615,857
Shares issued to holders in reinvestment of distribution	—
Shares Redeemed	(68,474)

Net Increase	547,383

(1)	The Fund commenced operations on September 29, 2007.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 29, 2008, were $15,329,023 and $2,918,681, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Basis for Trustee’s Approval of Investment Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 20, 2006, to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Geneva Advisors All Cap Growth Fund (the “Fund”), a series of the Trust, and Geneva Investment Management of Chicago, LLC, the Fund’s investment advisor (the “Advisor”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement and met with the principals of the Advisor before the Fund commenced operations on September 28, 2007. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information. In addition, at a meeting held on August 1, 2006, the Trustees received and reviewed materials providing an overview of the Advisor and its staff, its investment process and the investment performance of other accounts with investment objectives and strategies similar to the Fund’s investment objectives and strategies. The Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

Discussion of Factors Considered

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services to be provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Messrs. Robert C. Bridges, John P. Huber and Richard K. Sheiner, the Fund’s portfolio managers, and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Advisor’s compliance procedures and the information provided by the Advisor in response to the TPM Due Diligence Questionnaire as well as other information provided by the Advisor and forwarded to the Trustees. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Advisor. The Trustees, in consultation with their independent counsel, reviewed the Advisor’s Policies and Procedures Manual and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisors Act of 1940, as amended. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2. Investment Performance of the Advisor.

In assessing the portfolio management services to be provided by the Advisor, the Trustees considered information provided to them prior to their meeting on October 20, 2006, including, without limitation, the materials provided to them on August 1, 2006, as well as information presented to them at the meeting. The Trustees reviewed the Advisor’s Form ADV and information concerning other accounts that the Advisor managed since its founding in 2003, including information regarding investment performance, as well as information concerning the investment objectives and strategies to be employed in the management of the Fund. The Trustees noted the five-step investment process that the Advisor employs and its investment philosophy. The Trustees also reviewed the qualifications, background and experience of the staff of the Advisor, including Messrs. Bridges, Huber and Sheiner, as set forth in the materials provided to the Trustees, the Advisor’s Form ADV and the Fund’s prospectus and statement of additional information. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management.

3. Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees. The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Advisor. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the proposed expense subsidization undertaken by the Advisor.

The Trustees noted that the Fund’s contractual management fee of 1.25%, while higher than the industry average of .764% for similar funds, was reasonable when the proposed expense waivers and reimbursements of the Advisor were applied to the Fund’s overall expenses. The Fund’s advisory fee also fell well within the fourth quartile of its peer group of multi-cap growth funds. The Trustees noted that the Fund’s total expenses for its Retail Class of shares would be capped at 1.50% and for its Institutional Class of shares would be capped at 1.25%, which will effectively result in the Advisor absorbing all expenses of the Fund other than the Rule12b-1 fees payable with respect to the Fund’s Retail Class of shares. The Trustees observed that the Fund’s total expense ratio of 1.50% for the Retail Class and 1.25% for the Institutional Class were below the industry average of 1.858% for its peer group. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Advisor. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund would not be excessive and would enable the Advisor to maintain adequate profit levels to support its provision of advisory services to the Fund.

4. Extent of Economies of Scale as the Fund Grows.

The Trustees reviewed the structure of the Advisor’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the Advisor’s advisory fees and the Fund’s expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5. Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund. The Trustees examined the brokerage of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Geneva Advisors All Cap Growth Fund

Additional Information

(Unaudited)

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Gary A. Drska 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Geneva Advisors All Cap Growth Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee and Officers
Joseph C. Neuberger* 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Kathleen Osland 615 East Michigan Street Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 East Michigan Street Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004-present); UMB Investment Services Group (2000-2004).	N/A	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Geneva Advisors All Cap Growth Fund has adopted proxy voting policies and procedures that delegate to Geneva Investment Management of Chicago, LLC, the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Geneva Advisors All Cap Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-343-6382. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, upon request, by calling 1-877-343-6382, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Geneva Advisors All Cap Growth Fund

Investment Adviser

Geneva Investment Management of Chicago, LLC

181 W. Madison, Suite 3575

Chicago, IL 60602

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 7, 2008